SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 28, 2002
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	333-51636 (Commission File No.) Identification No.)	33-0639768 (I.R.S. Employer

27051 Towne Centre Drive, Suite 200 Foothill Ranch, California (Address of Principal executive offices)		92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.
Signatures

Item 5. Other Events.

         Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-51636) filed with the Securities and Exchange Commission (the “Commission”) on December 11, 2000 and Amendment No. 1 thereto filed with the Commission on January 12, 2001 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the “Act”). Reference is also hereby made to the Prospectus dated January 24, 2002 and the related Prospectus Supplement dated January 24, 2002, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s Auto Loan Backed Notes Series 2002-A, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the “Notes” or the “Offered Notes”).

         The Offered Notes were sold to Credit Suisse First Boston Corporation (“CS First Boston”) and Salomon Smith Barney (“Salomon” and, together with CS First Boston, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of January 24, 2002 (the “Underwriting Agreement”) between the Registrant and CS First Boston, as representative of itself and Salomon.

         The Notes were issued pursuant to an Indenture dated as of January 1, 2002 (the “Indenture”) among Onyx Acceptance Owner Trust 2002-A (the “Trust”) and JPMorgan Chase Bank, as Indenture Trustee.

         The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

         Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Trust Agreement dated as of January 1, 2002 (the “Trust Agreement”) among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent.

         The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of January 1, 2002 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $176,229,226.62 (the “Initial Cut-Off Pool Balance”) as of January 1, 2002 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but on or before January 28, 2002 (the “Subsequent Cut-Off Date”) with a total principal balance of $106,548,227.08 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Trust used funds on deposit in a segregated trust account (the “Prefunding Account”) to acquire additional Contracts (the “Prefunded Contracts”) with a total principal balance of $92,222,546.96 as of the related cut-off dates (each a “Prefunding Cut-off Date”) during the period from the Closing Date until February 28, 2002.

         Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$176,229,226.62

Number of Contracts	12,235

Average principal balance outstanding	$14,403.70

Average original amount financed	$14,587.73

Original amount financed (range)	$1,500.99 to $76,484.15

Weighted average APR	10.65%

APR (range)	1.90% to 25.00%

Weighted average original term	58.50	mos.

Original term (range)	12 to 72	mos.

Weighted average remaining term	57.72	mos.

Remaining term (range)	6 to 72	mos.

Distribution by APRs of the Initial Contracts

		% of
	Number of	Initial	Principal	% of Initial Cut-Off
APR Range	Initial Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	2,893	23.65%	$52,236,905.13	29.64%

7.001% to 8.000%	1,094	8.94%	19,691,885.40	11.17%

8.001% to 9.000%	964	7.88%	16,188,563.01	9.19%

9.001% to 10.000%	915	7.48%	14,155,493.18	8.03%

10.001% to 11.000%	631	5.16%	8,908,375.86	5.05%

11.001% to 12.000%	646	5.28%	8,467,298.68	4.80%

12.001% to 13.000%	678	5.54%	8,686,202.22	4.93%

13.001% to 14.000%	639	5.22%	7,765,674.91	4.41%

14.001% to 15.000%	721	5.89%	8,479,906.01	4.81%

15.001% to 16.000%	608	4.97%	6,973,035.66	3.96%

16.001% to 17.000%	586	4.79%	6,690,395.05	3.80%

17.001% to 18.000%	620	5.07%	6,491,577.71	3.68%

18.001% to 19.000%	376	3.07%	3,866,417.52	2.19%

19.001% to 20.000%	307	2.51%	2,856,248.87	1.62%

20.001% to 21.000%	277	2.26%	2,639,313.51	1.50%

Over 21.000%	280	2.29%	2,131,933.90	1.21%

Totals	12,235	100.00%*	176,229,226.62	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

		% of		% of
	Number of Initial	Initial	Principal	Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	175	1.43%	$2,625,701.82	1.49%

Arizona	507	4.14%	6,716,876.28	3.81%

California	3,003	24.54%	46,001,995.76	26.10%

Colorado	106	0.87%	1,378,405.39	0.78%

Connecticut	28	0.23%	431,702.05	0.24%

Delaware	151	1.23%	1,966,536.41	1.12%

Florida	865	7.07%	11,983,257.22	6.80%

Georgia	590	4.82%	9,172,090.72	5.20%

Idaho	89	0.73%	1,068,482.68	0.61%

Illinois	713	5.83%	9,741,714.63	5.53%

Indiana	220	1.80%	2,902,948.12	1.65%

Iowa	106	0.87%	1,405,120.18	0.80%

Kansas	66	0.54%	1,011,311.98	0.57%

Kentucky	88	0.72%	1,157,685.83	0.66%

Maryland	249	2.04%	3,788,697.61	2.15%

Massachusetts	178	1.45%	2,541,178.55	1.44%

Michigan	908	7.42%	12,923,919.55	7.33%

Minnesota	94	0.77%	1,211,517.29	0.69%

Missouri	342	2.80%	4,846,820.19	2.75%

Montana	28	0.23%	383,472.99	0.22%

Nebraska	25	0.20%	339,768.87	0.19%

Nevada	341	2.79%	5,117,833.49	2.90%

New Hampshire	23	0.19%	312,697.35	0.18%

New Jersey	601	4.91%	7,778,733.10	4.41%

North Carolina	545	4.45%	8,807,878.67	5.00%

Oklahoma	101	0.83%	1,330,393.08	0.75%

Oregon	170	1.39%	2,240,398.70	1.27%

Pennsylvania	370	3.02%	4,900,160.09	2.78%

South Carolina	161	1.32%	2,167,887.98	1.23%

Tennessee	166	1.36%	2,428,162.40	1.38%

Texas	405	3.31%	5,733,693.83	3.25%

Utah	62	0.51%	1,100,076.91	0.62%

Virginia	559	4.57%	8,088,317.43	4.59%

Washington	183	1.50%	2,426,730.69	1.38%

West Virginia	17	0.14%	197,058.78	0.11%

Totals	12,235	100.00%*	$176,229,226.62	100.00%*

*	Percentages may not add to 100% because of rounding.

         Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$106,548,227.08

Number of Contracts	7,544

Average principal balance outstanding	$14,123.57

Average original amount financed	$14,123.57

Original amount financed (range)	$1,710.23 to $64,531.50

Weighted average APR	10.60%

APR (range)	3.900% to 24.990%

Weighted average original term	58.42	mos.

Original term (range)	12 to 72	mos.

Weighted average remaining term	58.26	mos.

Remaining term (range)	11 to 72	mos.

Distribution by APRs of the Subsequent Contracts

		% of
	Number of	Subsequent	Principal	% of Final Cut-Off
APR Range	Subsequent Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	1,493	19.79%	$27,999,087.60	26.28%

7.001% to 8.000%	755	10.01%	13,040,368.69	12.24%

8.001% to 9.000%	653	8.66%	10,144,398.61	9.52%

9.001% to 10.000%	664	8.80%	9,676,829.88	9.08%

10.001% to 11.000%	465	6.16%	6,193,224.44	5.81%

11.001% to 12.000%	445	5.90%	5,723,395.07	5.37%

12.001% to 13.000%	499	6.61%	6,160,855.03	5.78%

13.001% to 14.000%	477	6.32%	5,604,361.74	5.26%

14.001% to 15.000%	458	6.07%	5,448,002.04	5.11%

15.001% to 16.000%	387	5.13%	4,344,946.11	4.08%

16.001% to 17.000%	349	4.63%	3,700,846.48	3.47%

17.001% to 18.000%	251	3.33%	2,712,995.40	2.55%

18.001% to 19.000%	187	2.48%	1,854,352.46	1.74%

19.001% to 20.000%	174	2.31%	1,530,417.75	1.44%

20.001% to 21.000%	146	1.94%	1,311,181.34	1.23%

Over 21.000%	141	1.87%	1,102,964.44	1.04%

Totals	7,544	100.00%	106,548,227.08	100.00%

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

	Number of	% of		% of
	Subsequent	Subsequent	Principal	Final Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	89	1.18%	1,437,959.37	1.35%

Arizona	280	3.71%	3,809,614.71	3.58%

California	1,932	25.61%	28,412,288.78	26.67%

Colorado	107	1.42%	1,314,641.30	1.23%

Connecticut	27	0.36%	446,397.88	0.42%

Delaware	106	1.41%	1,224,011.94	1.15%

Florida	600	7.95%	7,797,066.66	7.32%

Georgia	343	4.55%	5,432,759.01	5.10%

Idaho	66	0.87%	832,545.57	0.78%

Illinois	374	4.96%	4,834,115.10	4.54%

Indiana	84	1.11%	1,059,842.23	0.99%

Iowa	33	0.44%	472,220.99	0.44%

Kansas	25	0.33%	327,760.60	0.31%

Kentucky	56	0.74%	668,457.18	0.63%

Maryland	143	1.90%	2,143,073.86	2.01%

Massachusetts	91	1.21%	1,278,906.48	1.20%

Michigan	481	6.38%	6,967,308.64	6.54%

Minnesota	43	0.57%	516,232.03	0.48%

Missouri	194	2.57%	2,692,534.17	2.53%

Montana	9	0.12%	131,690.58	0.12%

Nebraska	7	0.09%	62,739.50	0.06%

Nevada	203	2.69%	2,995,566.92	2.81%

New Hampshire	22	0.29%	307,865.52	0.29%

New Jersey	361	4.79%	4,753,087.02	4.46%

North Carolina	283	3.75%	4,535,546.63	4.26%

Oklahoma	63	0.84%	874,819.01	0.82%

Oregon	125	1.66%	1,595,959.83	1.50%

Pennsylvania	318	4.22%	4,411,681.59	4.14%

South Carolina	116	1.54%	1,559,589.72	1.46%

Tennessee	137	1.82%	1,974,703.52	1.85%

Texas	260	3.45%	3,663,004.02	3.44%

Utah	40	0.53%	452,961.08	0.43%

Virginia	387	5.13%	5,656,391.71	5.31%

Washington	132	1.75%	1,825,738.59	1.71%

West Virginia	7	0.09%	79,145.34	0.07%

Totals	7,544	100.00%	106,548,227.08	100.00%

*	Percentages may not add to 100% because of rounding.

         Set forth below is certain data concerning the Prefunded Contracts as of the Prefunded Cut-Off Date:

Composition of the Prefunded Contracts

Aggregate principal balance	$92,222,547.96

Number of Contracts	6,598

Average principal balance outstanding	$13,977.35

Average original amount financed	$13,977.35

Original amount financed (range)	$1,881.08 to $60,912.72

Weighted average APR	10.85%

APR (range)	4.900% to 24.990%

Weighted average original term	58.51	mos.

Original term (range)	6 to 72	mos.

Weighted average remaining term	58.48	mos.

Remaining term (range)	6 to 72	mos.

Distribution by APRs of the Prefunded Contracts

	Number of	% of		% of Prefunded
	Prefunded	Prefunded	Principal	Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	1,206	18.28	22,194,231.41	24.07

7.001% to 8.000%	663	10.05	11,105,030.42	12.04

8.001% to 9.000%	549	8.32	8,838,748.34	9.58

9.001% to 10.000%	581	8.81	8,658,790.55	9.39

10.001% to 11.000%	424	6.43	5,686,337.20	6.17

11.001% to 12.000%	405	6.14	5,425,284.20	5.88

12.001% to 13.000%	382	5.79	4,615,807.92	5.01

13.001% to 14.000%	400	6.06	4,658,472.85	5.05

14.001% to 15.000%	436	6.61	5,056,497.09	5.48

15.001% to 16.000%	360	5.46	4,151,328.93	4.50

16.001% to 17.000%	299	4.53	3,290,870.84	3.57

17.001% to 18.000%	278	4.21	2,915,233.62	3.16

18.001% to 19.000%	178	2.70	1,819,624.90	1.97

19.001% to 20.000%	149	2.26	1,419,949.12	1.54

20.001% to 21.000%	155	2.35	1,432,744.34	1.55

Over 21.000%	133	2.02	953,596.23	1.03

Totals	6,598	100.00	92,222,547.96	100.00

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Prefunded Contracts

		% of		% of Prefunded
	Number of Prefunded	Prefunded	Principal	Cut-Off
	Contracts	Contracts	Balance	Pool Balance

Alabama	93	1.41	1,531,393.29	1.66

Arizona	318	4.82	4,395,462.13	4.77

California	1,648	24.98	24,113,506.65	26.15

Colorado	75	1.14	1,037,766.80	1.13

Connecticut	44	0.67	682,100.22	0.74

Delaware	82	1.24	1,066,347.76	1.16

Florida	507	7.68	6,682,340.71	7.25

Georgia	282	4.27	4,074,534.70	4.42

Idaho	64	0.97	729,665.98	0.79

Illinois	356	5.40	4,979,469.60	5.40

Indiana	111	1.68	1,408,131.72	1.53

Iowa	44	0.67	602,981.12	0.65

Kansas	28	0.42	339,006.45	0.37

Kentucky	48	0.73	679,143.80	0.74

Maryland	86	1.30	1,261,496.08	1.37

Massachusetts	123	1.86	1,744,662.63	1.89

Michigan	400	6.06	5,756,426.25	6.24

Minnesota	53	0.80	768,608,52	0.83

Missouri	175	2.65	2,387,629.23	2.59

Montana	7	0.11	91,661.00	0.10

Nebraska	11	0.17	117,946.80	0.13

Nevada	157	2.38	2,027,917.45	2.20

New Hampshire	50	0.76	579,981.78	0.63

New Jersey	349	5.29	4,652,370.57	5.04

North Carolina	172	2.61	2,576,128.77	2.79

Oklahoma	61	0.92	807,484.36	0.88

Oregon	172	2.61	2,176,480.55	2.36

Pennsylvania	251	3.80	3,437,219.78	3.73

South Carolina	51	0.77	717,981.53	0.78

Tennessee	126	1.91	1,777,015.71	1.93

Texas	225	3.41	3,167,190.34	3.43

Utah	33	0.50	478,116.00	0.52

Virginia	289	4.38	3,975,314.10	4.31

Washington	101	1.53	1,321,734.96	1.43

West Virginia	6	0.09	77,330.62	0.08

Totals	6,598	100.00	92,222,547.96	100.00

*	Percentages may not add to 100% because of rounding.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

March 14, 2002	By:	/s/ Michael A. Krahelski

Michael A. Krahelski, Senior Vice President